UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(2)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AER VENTURES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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AER VENTURES, INC.

6197 Cornerstone Court, East, Suite 108

San Diego, CA 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD March     , 2006

February     , 2006

Dear Stockholder of AER Ventures, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of AER Ventures, Inc., a Nevada corporation (the “Company”), will be held at 6197 Cornerstone Court, East, Suite 108, San Diego, CA 92121 on March     , 2006 at 9:30 am local time, for the purposes of considering and acting upon the following proposals:

1. To reincorporate the Company from a Nevada corporation to a Delaware corporation (the “Reincorporation”), and

2. To change the Company’s name to Telanetix, Inc. (the “Name Change”).

The Company’s board of directors (the “Board of Directors”) has fixed the close of business on January 19, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

You are urged to fill in the enclosed proxy and to sign and forward it in the enclosed business reply envelope, which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting in order that the presence of a quorum may be assured. Any stockholder who signs and sends in a proxy may revoke it by executing a new proxy with a later date, by written notice of revocation to the secretary of the Company at any time before it is voted, or by attending the meeting and voting in person.

Your vote is important regardless of the number of shares of stock that you hold. Your cooperation in promptly returning your proxy will help limit expenses incident to proxy solicitation.

You have the right to exercise dissenters’ rights under Section 92a.300 to 92a.500 of the Nevada revised statutes, and obtain the “fair value” of your shares of common stock, provided that you comply with the conditions established under applicable Nevada law. For a discussion regarding your dissenters’ rights, see the section titled “Proposal #1 The Reincorporation Proposal—Rights of Dissenting Stockholders to Reincorporation” in the accompanying proxy statement and Appendix D thereto, which sets forth those statutes.

By Order of the Board of Directors

Thomas A. Szabo Chairman of the Board of Directors and Chief Executive Officer

San Diego, California

February     , 2006

AER VENTURES, INC.

6197 Cornerstone Court, East, Suite 108

San Diego, CA 92121

(858) 362-2250

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of AER Ventures, Inc., a Nevada corporation (the “Company”), for use at the Special Meeting of the Stockholders to be held at 6197 Cornerstone Court, East, Suite 108, San Diego, CA 92121, on March     , 2006, at 9:30 am local time and at any and all adjournments or postponements thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Director’s Proxy for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

SOLICITATION OF PROXIES

All proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, will be voted in accordance with the instructions you give on the proxy. You may revoke your proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive office, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and expressing a desire to vote your shares in person.

RECORD DATE AND VOTING

The close of business on February 10, 2006 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment of the Special Meeting. As of the record date, we had outstanding 13,472,000 shares of common stock, par value $.0.001 per share.

The presence, in person or by proxy, of a majority of the outstanding shares of common stock is required to establish a quorum. Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will be counted for purposes of determining the presence of a quorum, but will not be counted in the voting process.

Stockholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder’s directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors.

The terms “AER,” the “Company,” “we,” “us,” or “our” refer to AER Ventures, Inc., a Nevada corporation.

This proxy statement incorporates by reference documents relating to the Company which are not presented in or with this proxy statement. Documents relating to the Company (other than exhibits to these documents unless these exhibits are specifically incorporated by reference) are available to any person, including any beneficial owner, to whom this proxy statement is delivered, on written or oral request, without charge, by writing to us at AER Ventures, Inc., 6197 Cornerstone Court, Suite 108, San Diego, CA 92121, Attention: Chief Executive Officer, or by calling the Company at (858) 362-2250. Copies of documents so requested will be sent by first class mail, postage paid, within one business day of the receipt of such request.

RECENT CHANGE IN CONTROL

The Company was initially formed in 2001 and capitalized to evaluate the potential for commercializing certain mineral claims on property located in the State of Idaho. In a geology report issued in 2005, the Company was advised that the mineral claims did not currently contain sufficient mineral deposits to support commercially viable mining operations, and that further exploration of the property would have involved significant levels of capital expenditure that were beyond the scope of the Company’s limited resources. As a result of this report, the Company began evaluating business alternatives including the possible merger or combination with an operating company.

On August 15, 2005, the Company, entered into an Exchange Agreement (“Exchange Agreement”) with Telanetix, Inc., a California corporation (“Telanetix-California”), and certain stockholders of Telanetix California (the “Telanetix-California Stockholders”). The Exchange Agreement provided for the Company’s acquisition of between 50% and 100% of the outstanding capital stock of Telanetix-California in exchange for (i) the Company’s issuance to Telanetix-California Stockholders of two shares of the Company’s common stock for each share of Telanetix-California common stock or preferred stock exchanged by the Telanetix-California Stockholder up to an aggregate of 7,254,000 shares of the Company’s common stock, and (ii) the Company’s issuance to option or warrant holders of Telanetix-California options or warrants to purchase shares of the Company’s Common Stock for each Telanetix-California option or warrant exchanged by the Telanetix-California option or warrant holder, up to an aggregate of 4,251,512 options or warrants (the “Exchange”).

On August 18, 2005, the Company consummated the Exchange (the “Closing”) and acquired 1,875,000 shares of the outstanding capital stock of Telanetix-California in exchange for the Company’s issuance to certain stockholders of Telanetix-California of 3,750,000 shares of the Company’s common stock. The Company also issued 4,251,512 options or warrants to purchase the Company’s Common Stock to holders of Telanetix-California options or warrants. Subsequently, the Company acquired an additional 1,752,000 shares of Telanetix-California’s Series A Preferred Stock and issued an additional 3,504,000 of Common Stock to the holders of those shares.

In connection with the Exchange, there was a change of control of the Company. Following the Closing, the Company acquired 100% of the issued and outstanding capital stock of Telanetix-California. The Company now has a total of 13,472,000 shares of common stock issued and outstanding. As a result of the Exchange the Telanetix-California Stockholders now own approximately 57% of the issued and outstanding shares of the Company’s common stock, and Company’s stockholders prior to Closing now own approximately 39% of the shares of the Company’s issued and outstanding common stock.

In connection with the Closing, Stuart Rogers and Paul V. John resigned as officers and directors of the Company. The Board of Directors of the Company currently consists of a single director, Thomas A. Szabo. The current officers of the Company are Thomas A. Szabo, President and Chief Executive Officer, and Rick Ono, Chief Financial Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of the Proxy Statement, regarding the beneficial ownership of our common stock with respect to (i) the Company’s officers and directors; (ii) by all directors and executive officers as a group; and (iii) all persons which the Company, pursuant to filings with the Securities and Exchange Commission (the “SEC”) and the Company’s stock transfer record by each person or group known by our management to own more than 5% of the outstanding shares of our common stock. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (1)
Officers and Directors

Thomas A. Szabo 6197 Cornerstone Court, East, Suite 108 San Diego, CA 92121	2,262,221	(2)	16.0%

Richard M. Ono 6197 Cornerstone Court, East, Suite 108 San Diego, CA 92121	200,054	(3)	1.5%

All directors and executive officers as a group (2 persons)	2,462,275	(4)	17.2%

5% Stockholders

Thomas A. Szabo 6197 Cornerstone Court, East, Suite 108 San Diego, CA 92121	2,262,221	(2)	16.0%

Robert S. Alford 6197 Cornerstone Court, East, Suite 108 San Diego, CA 92121	1,231,666	(5)	8.9%

Robert C. Arnold 6197 Cornerstone Court, East, Suite 108 San Diego, CA 92121	949,167	(6)	6.9%

(1)	The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Securities and Exchange Act of 1934 as amended, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 13,472,000 shares of common stock outstanding as of January 19, 2006.
(2)	Includes 662,221 shares of common stock issuable upon the exercise of outstanding stock options.
(3)	Includes 200,054 shares of common stock issuable upon the exercise of outstanding stock options.
(4)	Includes 862,257 shares of common stock issuable upon the exercise of outstanding stock options.
(5)	Includes 431,666 shares of common stock issuable upon the exercise of outstanding stock options.
(6)	Includes 338,334 shares of common stock issuable upon the exercise of outstanding stock options.

PROPOSAL NO. 1

REINCORPORATION INTO DELAWARE

Our Board of Directors has unanimously approved and declared advisable, the reincorporation of the Company from a Nevada corporation to a Delaware corporation (the “Reincorporation”) pursuant to the terms of an Agreement and Plan of Merger (the “Plan of Merger”) between the Company and Telanetix, Inc, a Delaware corporation (“Telanetix”) formed for the purpose of completing the Reincorporation.

Telanetix will be the surviving corporation in the merger and the name of the surviving corporation will be Telanetix, Inc. As a result of the merger the Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws of Telanetix will replace the current Articles of Incorporation and Bylaws of the Company.

Upon effectiveness of the merger each outstanding share certificate of AER will automatically represent ownership in the same number of shares in Telanetix as it represented in AER. The Company will cease to exist as a Nevada corporation, and Telanetix will be the continuing or surviving corporation of the Reincorporation. Thus, Telanetix will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of our liabilities and obligations. The Reincorporation will not involve any change in our business, properties or management. The persons serving as officers and directors of the Company will serve as the officers and directors of Telanetix after the Reincorporation.

Upon effectiveness of the merger, the Certificate of Incorporation of Telanetix will provide for authorized capital of 200,000,000 shares of common stock, par value $0.0001 per share and 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, which may be issued in one or more series and have the rights, privileges, and limitations, including voting rights, conversion privileges, and redemption rights, as may, from time to time, be determined by the Board of Directors of the Company.

In order for the Reincorporation to become effective, a certificate of merger and/or agreement and plan of merger must be filed with the Secretary of State of each of the State of Delaware and the State of Nevada. If stockholder approval is received for this Proposal No. 1, the Company intends to make those filings within 30 days of receiving such approval.

Our Board of Directors has the right to determine not to proceed with the Reincorporation, in their sole discretion, even if the Reincorporation is approved by the stockholders.

BACKGROUND AND PURPOSE

General. The following discussion summarizes the important aspects of our proposed Reincorporation into Delaware. This summary does not include all of the provisions of the Plan of Merger between AER and Telanetix, the form of which is attached as Exhibit A, the Certificate of Incorporation of Telanetix, the form of which is attached as Exhibit B, or the Bylaws of Telanetix, the form of which is attached as Exhibit C.

Principal Reasons for Reincorporation in Delaware. We believe that the Reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and will make the Company more compelling to potential financing and strategic partners. We also believe that Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of publicly traded companies are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we intend to effect. Because of Delaware’s longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to Delaware corporations. We anticipate that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of some differences in stockholders’ rights and the powers of management under Delaware Law and Nevada law see “Certain Significant Differences Between the Corporate Laws of Nevada and Delaware.”

Principal Features of the Reincorporation. The Reincorporation into Delaware will be effected by our merger with and into Telanetix, a newly-formed entity incorporated in Delaware. Telanetix, which will be the surviving entity, has not engaged in any activities except in connection with the Reincorporation. The mailing address of the principal executive offices and the telephone number of Telanetix are the same as those of AER. As part of its approval and recommendation of the Reincorporation, the Board of Directors of AER has approved a Plan of Merger pursuant to which AER will be merged with and into Telanetix. The full texts of the Plan of Merger, and the Certificate of Incorporation and Bylaws of Telanetix, the successor Delaware company under which AER’s business will be conducted after the Reincorporation, are attached as Exhibits A, B and C, respectively. The discussion contained in this Proxy Statement summarizes the aspects of the Reincorporation and is qualified in its entirety by reference to such Exhibits.

Upon the receipt by AER of any required third party consents to the Reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the states of Nevada and Delaware, AER will be merged with and into Telanetix pursuant to Plan of Merger, resulting in a change in AER’s state of incorporation from Nevada to Delaware, and a change in our company’s corporate name from AER Ventures, Inc. to Telanetix. We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of Telanetix which will replace AER’s current Articles of Incorporation and Bylaws. These changes will alter the rights of our stockholders. See “Certain Significant Differences Between the Corporate Laws of Nevada and Delaware” and the text of the Certificate of Incorporation and Bylaws of Telanetix which are attached hereto as Exhibits B and C, respectively. We intend to file the appropriate certificates of merger, and thereby cause the merger to be effective                     , 2006. As a result of the Reincorporation, AER will cease its corporate existence in the state of Nevada. Telanetix will continue to operate the Company’s business as a Delaware corporation.

Upon completion of the Reincorporation, each outstanding share of AER on the effective date of the Reincorporation will automatically become one share of Telanetix common stock. The outstanding stock certificates of AER will represent ownership of Telanetix. In addition, outstanding stock options and warrants to purchase shares of common stock of AER will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of Telanetix. Each employee stock plan and any other employee benefit plan to which AER is a party will be assumed by Telanetix and, to the extent any such plan provides for the issuance or purchase of AER’s common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of Telanetix.

It will not be necessary for you to exchange your existing stock certificates for certificates of Telanetix; outstanding stock certificates of AER Ventures, Inc. should not be destroyed or sent to AER Ventures, Inc. The common stock of the Company, but after the Name Change as Telanetix, will continue to be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting “good delivery” in transactions subsequent to the Reincorporation.

The Certificate of Incorporation and Bylaws of Telanetix are different from AER’s Articles of Incorporation and Bylaws. Your rights as stockholders will be affected by the Reincorporation by, among other things, the differences between the laws of the state of Nevada, which govern AER and the laws of the state of Delaware, which govern Telanetix. See the information under “Certain Significant Differences between the Corporate Laws of Nevada and Delaware” for a summary of the differences between the corporate laws of the state of Nevada and the state of Delaware.

The Reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Upon completion of the Reincorporation, Telanetix will succeed by operation of law to all of our business, assets and liabilities. The Board of Directors and officers of Telanetix will consist of the same persons who are our directors and officers prior to the Reincorporation. Our daily business operations will continue at our principal executive offices at 6197 Cornerstone Court, East, Suite 108, San Diego, CA 92121.

Changes in Capitalization. Our authorized capital on the date of this Proxy Statement consisted of 75,000,000 shares of capital stock of common stock, all of which are designated as common stock, par value $0.001 per share. As of the date of the Proxy Statement, there were 13,472,000 shares of our common stock issued and outstanding.

The authorized capital of Telanetix consists of 210,000,000 shares of capital stock, divided into 200,000,000 shares of common stock, par value $.0001 per share, and 10,000,000 shares of preferred stock, par value $.0001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. Prior to the Merger there will be no shares of Telanetix common stock or preferred stock outstanding. As a result of the Reincorporation and exchange of the common stock, Telanetix will have outstanding 12,992,000 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Telanetix will have available 187,008,000 shares of common stock and 10,000,000 shares of preferred stock which are authorized but unissued and unreserved. The Reincorporation will not affect our total stockholders’ equity or total capitalization.

The shares of common stock authorized under Telanetix’s Certificate of Incorporation will be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive rights under Telanetix’s Certificate of Incorporation to subscribe for additional securities which may be issued by Telanetix. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of then existing holders of common stock and may adversely affect the market price of the common stock.

The board of directors of Telanetix has not adopted any designations, rights or preferences for the preferred stock. The board of directors of Telanetix may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. This issuance could result in a significant dilution of the voting rights and the stockholders’ equity of then existing stockholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, the Telanetix board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

Issuance of additional authorized common stock or preferred stock may have the effect of:

•	deterring or thwarting persons seeking to take control of Telanetix through a tender offer, proxy fight or otherwise;

•	inhibiting the removal of incumbent management; or

•	impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

Change in Bylaws. Upon the completion of the Reincorporation, the Bylaws of Telanetix will become the Bylaws of the surviving corporation. While the Bylaws of Telanetix are similar to the Bylaws of AER, there are differences which may affect your rights as a stockholder.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND DELAWARE

AER is incorporated under the laws of the State of Nevada and Telanetix is incorporated under the laws of the State of Delaware. On consummation of the merger, the stockholders of AER, whose rights currently are governed by Nevada law and the AER Articles and Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Telanetix, and their rights as stockholders will then be governed by Delaware Law and a Delaware Certificate and Delaware Bylaws which will be created under Delaware law.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of AER are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware Law”) and the Nevada Business Corporation Act (“Nevada Law”) to understand how these laws apply to AER and Telanetix.

Classified Board of Directors. Delaware Law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. AER does not have a classified board, and it is not currently expected that Telanetix ‘s board of directors will be classified in the near future.

Removal of Directors. With respect to removal of directors, under the Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. Under Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Annual Meetings. Under Delaware Law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. Under Nevada Law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Special Meetings of the Stockholders. Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada Law does not address the manner in which special meetings of stockholders may be called.

Adjournment of Stockholder Meetings. Under Delaware Law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada Law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Duration of Proxies. Under Delaware Law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada Law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Stockholder Vote for Mergers and Other Corporate Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Nevada Law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. AER opted out of cumulative voting by choosing not to include a provision granting cumulative voting rights in the AER Articles of Incorporation. Telanetix will not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors. Because neither AER nor Telanetix utilize cumulative voting, there will be no difference in stockholders’ rights with respect to this issue.

Actions by Written Consent of Stockholders. Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Under Nevada Law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Articles/Certificate of Incorporation and By-laws of AER and Telanetix provide for the mandatory advancement of expenses to directors and officers.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Telanetix‘s Certificate of Incorporation will limit the liability of directors to Telanetix to the fullest extent permitted by law.

While Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

AER’s Articles of Incorporation limit the personal liability to AER of directors and officers. Telanetix’s Certificate of Incorporation adopts a narrower limitation on liability affecting only directors, and officers will therefore remain potentially liable to Telanetix. Telanetix, however, may determine to indemnify these persons in its discretion subject to the conditions of the Delaware law and its Certificate of Incorporation and By-laws.

Dividends. Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid. Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware Law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware Law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada Law regulates business combinations more stringently. First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Neither AER nor Telanetix have opted out of the applicable statutes with appropriate provisions in their respective Articles and Certificate of Incorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

We believe that, for federal income tax purposes, no gain or loss will be recognized by AER, Telanetix or the stockholders of AER who receive Telanetix common stock for their AER common stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Telanetix common stock received by a stockholder of AER as a result of the Reincorporation will be the same as the stockholder’s aggregate adjusted tax basis in the shares of AER common stock converted into such shares of Telanetix common stock. A stockholder who holds AER common stock will include in his holding period for the Telanetix common stock that he receives as a result of the Reincorporation his holding period for AER common stock converted into such Telanetix common stock.

Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986, as amended, and the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory dissenters’ rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING STOCKHOLDERS TO REINCORPORATION (NEVADA LAW)

Under Sections 92A.300 to 92A.500, inclusive, of the Nevada General Corporate Law (“NGCL”), any holder of our Common Stock who does not wish to become a stockholder of Telanetix may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation) for, his shares of Company Common Stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the NGCL. However, we have the right to terminate the Reincorporation, if, in our Board’s sole judgment, the holders of too many of our outstanding shares of Common Stock exercise their appraisal rights.

Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to

92A.500, inclusive, of the NGCL for the complete procedure. We will not give you any notice other than as described in this Proxy Statement and as required by the NGCL. A copy of Sections 92A.300 to 92A.500, inclusive, of the NGCL is attached as Exhibit D to this Proxy Statement.

If you elect to dissent, you must deliver to the Company, before the vote is taken on Proposal No. 1, in a written notice of dissent stating that you intend to demand payment for your shares if the Reincorporation is consummated. You must not vote your shares in favor of the Reincorporation. If you vote to approve the Reincorporation Proposal, you may not seek your right to appraisal.

If the Reincorporation is approved, we will mail a written dissenter’s notice to each stockholder that properly asserted his or her dissenter’s rights. The dissenters notice will include, among other things, instructions for dissenting stockholders to submit their demand for payment.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, AND AS REQUIRED BY THE NGCL, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

RECOMMENDATION AND VOTE REQUIRED

The affirmative vote of at least a majority of the issued and outstanding shares as of the Record Date eligible to vote is necessary for approval of Proposal No. 1.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NO. 2

NAME CHANGE

In connection with the Reincorporation and pursuant to the Plan of Merger set forth on Exhibit A attached hereto, the Company will change its name from “AER Ventures, Inc.” to “Telanetix, Inc.” The name change will be effective upon the effectiveness of the Reincorporation. The Company will also apply to the NASD for the issuance of a new stock ticker symbol.

Management has selected the name “Telanetix” as a result of the completion of the Company’s recent acquisition of Telanetix, Inc. a California corporation (Telanetix-California). The corporate name “AER Ventures” was adopted in connection with the Company’s intention to pursue mining operations. In connection with its acquisition of Telanetix-California, the Board of Directors has elected to change the name of the Company to reflect the name of its operating subsidiary.

Telanetix-California is a California corporation that began operating in 2001 that provides products and services for next generation videoconferencing over broadband Internet technology. Telanetix-California provides a fully integrated hardware, software, and implementation services to electronically merge multiple remote rooms into a single state-of-the-art immersive environment. The focal point of the Telanetix-California system is the company’s proprietary “Digital Presence Technology,” which is designed to allow users to feel as if they are all present in the same room.

Telanetix-California has implemented software based (embedded Linux with real-time extensions) encoders and decoders based on MPEG-4, the latest video compression technology from the International Standards Organization. For call setup and management, Telanetix-California has implemented and uses control protocols based on the IETF standards (SIP, SDP, etc.). For multipoint video conferencing, Telanetix-California uses IP Multicast, support for which is built into the Telanetix-California network.

Telanetix-California is a development stage company and is now making the transition to operations. It is now in the process of establishing demonstration centers and securing distribution for its products. Telanetix-California is going to market through a “Channel Partner” strategy focusing on partnerships with a very limited number of performers or Channel Partners in an exclusive territory where they will be responsible for all the business in their respective areas. Telanetix-California offers a range of products and configurations to the Channel Partners ranging from full systems to kits which provide all of the critical components required for Digital Presence. This allows the Channel Partner or a systems integrator purchasing the product from the Channel Partner to design a custom installation by adding the displays and packaging.

The name change is intended to better reflect the Company’s current and intended business.

RECOMMENDATION AND VOTE REQUIRED

The affirmative vote of at least a majority of the issued and outstanding shares as of the Record Date eligible to vote is necessary for approval of Proposal No. 2.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

In the event that Proposal No. 1 relating to the Reincorporation is approved, but not Proposal No. 2 relating to the Name Change, the Board of Directors may, in their discretion, proceed with the Reincorporation, but amend and restate the Articles of Incorporation for Telanetix, Inc. attached hereto as Exhibit A to reflect the name AER Ventures, Inc. The remaining aspects of the Reincorporation including the change in authorized capital and the transition to Delaware law would remain as stated in Proposal No. 1.

In the event that Proposal No. 2 relating to the Name Change is approved, but Proposal No. 1 relating to the Reincorporation is not, the Board of Directors will file an amendment to the existing Articles of Incorporation for the Company with the Nevada Secretary of State to effect the Name Change. The Company would continue as a Nevada corporation under its existing Articles of Incorporation and Bylaws, but operating under the name Telanetix, Inc.

INTEREST OF CERTAIN PERSONS IN FAVOR OR IN OPPOSITION OF THE PLAN

No officer of director will receive any direct or indirect benefit from the Company’s proposed Reincorporation or Name Change.

GENERAL

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposals No. 1 and 2. The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specifications so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

EXHIBITS

Exhibit A	–	Plan of Merger
Exhibit B	–	Certificateof Incorporation for Telanetix, Inc.
Exhibit C	–	Bylawsof Telanetix, Inc.
Exhibit D	–	Copyof Nevada Statute on Dissenter’s Rights

By order of the Board of Directors

Thomas A. Szabo Chairman of the Board of Directors and Chief Executive Officer

San Diego, California

February     , 2006

Exhibit A

AGREEMENT AND PLAN OF MERGER

OF

AER VENTURES, INC.

(a Nevada corporation)

AND

TELANETIX, INC.

(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER entered into on                     , 2006 (“Plan of Merger”), between AER Ventures, Inc., a Nevada corporation (“AER”), and Telanetix, Inc., a Delaware corporation (“Telanetix”), with respect to the following facts:

A. AER is a business corporation duly organized and validly existing under the laws of the State of Nevada, with its principal office located at 6197 Cornerstone Court, East, Suite 108, San Diego, CA 92121.

B. The total number of shares of stock which AER has the authority to issue is 75,000,000 shares of common stock with par value of $0.001.

C. Telanetix is a business corporation duly organized and validly existing under the laws of the State of Delaware. Its registered office in the State of Delaware is located at 615 South Dupont Highway, City of Dover, DE 19901.

D. The total number of shares of stock which Telanetix has authority to issue is 210,000,000 shares, divided into 200,000,000 shares of common stock with a par value of $0.0001 per share and 10,000,000 shares of preferred stock, par value $0.0001 per share.

E. As of the date hereof, no shares of Telanetix stock are issued and outstanding.

F. AER and Telanetix and their respective boards of directors have determined that it is advisable and to the advantage, welfare, and best interests of said corporations to merge AER with and into Telanetix pursuant to the provisions of the Nevada Business Corporation Law and pursuant to the provisions of the Delaware General Corporation Law upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by AER and approved by a resolution adopted by its board of directors and being thereunto duly entered into by Telanetix and approved by a resolution adopted by its board of directors, the Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are herby determined and agreed upon as hereinafter set forth in this Plan of Merger.

1. The Merger. AER and Telanetix shall, pursuant to the provisions of the Nevada Business Corporation Law and provisions of the Delaware General Corporation Law, be merged with and into a single corporation, Telanetix, which shall be the surviving corporation from and after the effective time of the merger, and which shall continue to exist as said surviving corporation under its surviving name pursuant to the provisions of the Delaware General Corporation Law. The separate existence of AER, the terminating corporation, shall cease at said effective time in accordance with the provisions of the Nevada Business Corporation Law.

2. Effective Time. The effective time of this Plan of Merger, and the time at which the merger herein agreed upon shall become effective in the State of Delaware, shall be as of such time as the Certificate of Merger is issued by the Delaware Secretary of State (the “Effective Time”).

3. Certificate of Incorporation. The present Certificate of Incorporation of Telanetix will be the Certificate of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Delaware General Corporation Law. The present Certificate of Incorporation of Telanetix is attached hereto as Exhibit A.

4. Bylaws. The present Bylaws of Telanetix will be the Bylaws of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Delaware General Corporation Law.

5. Directors and Officers of Surviving Corporation. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first board of directors and the first officers of Telanetix, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of Telanetix.

6. Stock of Surviving Corporation. Each stockholder of AER shall, on the effective date of the merger, be a stockholder of the merged entity and receive from Telanetix the same number of shares as the stockholder had owned in AER. The stock certificates of AER outstanding on the effective date will automatically represent the equivalent number of shares in Telanetix.

7. Further Action/Filings. In the event that this Plan of Merger shall have been fully approved and adopted upon behalf of AER in accordance with the provisions of the Nevada Business Corporation Law and upon behalf of Telanetix in accordance with the provisions of the Delaware General Corporation Law, each of the corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Nevada and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Nevada and the State of Delaware and elsewhere necessary to effect this Plan of Merger and the transactions contemplated herein. The board of directors and the proper officers of AER and of Telanetix are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or the transactions contemplated herein.

8. Counterparts. To facilitate the execution and filing of this Plan of Merger, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

9. Captions. The captions contained in this Plan of Merger are solely for convenience of reference and shall not be deemed to affect the meaning or interpretation of any paragraph hereof.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, this Plan of Merger is hereby executed upon behalf of each of the constituent corporation parties hereto.

Dated: , 2006	AER VENTURES, INC.

Name: Thomas A. Szabo
Title: Chief Executive Officer

TELANETIX, INC.

Name: Thomas A. Szabo
Title: Chief Executive Officer

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF INCORPORATION

OF

TELANETIX, INC.

FIRST: The name of this Corporation shall be: Telanetix, Inc.

SECOND: Its registered office in the State of Delaware is to be located at 615 South Dupont Highway, in the City of Dover, County of Kent, 19901 and its registered agent at such address is National Corporate Research, Ltd.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: (a) The Corporation is authorized to issue a total of Two Hundred Ten Million (210,000,000) shares of stock. Two Hundred Million (200,000,000) shares shall be designated “Common Stock” with a par value of $0.0001 per share and Ten Million (10,000,000) shares shall be designated “Preferred Stock” with a par value of $0.0001 per share.

(b) The Preferred Stock may be divided into such number or series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences and privileges granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

FIFTH: The name and address of the incorporator is as follows:

Nancy A. Crane

101 West Broadway, Suite 900

San Diego, California 92101

SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the bylaws.

SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the directors’ duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed, signed and acknowledged this certificate of incorporation this 4th day of January 2006.

/s/ NANCY A. CRANE
Nancy A. Crane, Sole Incorporator

B-1

Exhibit C

TELANETIX, INC.

* * * * *

BYLAWS

* * * * *

ARTICLE I

OFFICES

Section 1. The registered office shall be in the City of Dover, County of Kent, and State of Delaware.

Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders for the election of directors shall be held in the City of San Diego, State of California, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

The board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a) (2) of the General Corporation Law of Delaware. If so authorized, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

Section 2. Annual meetings of stockholders, commencing with the year 2006 shall be held on a date to be determined by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting stating the place if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than twenty (20) days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 6. Written notice of a special meeting stating the place if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called, shall be given not less than two (2) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors; provided, however, that if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes herein, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (B) the date on which such stockholder or proxy holder or authorized persons or persons transmitted such telegram, cablegram or other electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered in accordance with Section 228 of the General Corporation Law of Delaware, to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all such purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE III

DIRECTORS

Section 1. The number of directors which shall constitute the whole board shall be not less than one (1) or more than five (5). The first board shall consist of one (1) director. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

Section 7. Special meetings of the board may be called by the president on one (1) days’ notice to each director, either personally or by mail or by facsimile communication; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

Section 8. At all meetings of the board, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 9. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 10. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

Section 11. The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any by-law of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

COMPENSATION OF DIRECTORS

Section 13. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

REMOVAL OF DIRECTORS

Section 14. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile telecommunication. Notice may also be given to stockholders by a form of electronic transmission in accordance with and subject to the provisions of Section 232 of the General Corporation Law of Delaware.

Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to notice or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

THE PRESIDENT

Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

THE VICE-PRESIDENTS

Section 8. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE VI

CERTIFICATES FOR SHARES

Section 1. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president, and by the treasurer- or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

Section 2. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The board of directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

TRANSFER OF STOCK

Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

FIXING RECORD DATE

Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the board of directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT

Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

CHECKS

Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR

Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

SEAL

Section 6. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

INDEMNIFICATION

Section 7. The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

ARTICLE VIII

AMENDMENTS

Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

CERTIFICATE OF SECRETARY

I certify:

That I am the duly elected and acting Secretary of Telanetix, Inc., a Delaware corporation; and

That the foregoing Bylaws constitute the Bylaws of such Corporation on the date hereof.

IT WITNESS WHEREOF, I have executed this Certificate effective January 4, 2006.

/s/ THOMAS A. SZABO
Thomas A. Szabo, Secretary

Exhibit D

COPY OF NEVADA STATUTE ON DISSENTER’S RIGHTS

Nevada Business Corporations Act of the State of Nevada

Dissenter’s Rights

Section 92A.300 to 92A.500

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

3. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

4. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

5. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

6. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

7. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

8. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

9. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

10. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

11. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

12. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

13. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

14. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

15. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

16. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

17. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

18. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

19. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

20. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

21. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

22. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

23. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

24. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to

NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

25. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

26. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

27. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

28. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

29. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

30. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

31. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

32. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

33. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

34. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

35. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)

AER VENTURES, INC. PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

—March     , 2006 —

The undersigned hereby appoints Thomas A. Szabo and Rick Ono or any of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of Stockholders of AER Ventures, Inc. (the “Company”), to be held on                         , March     , 2006 at 9:30 a.m., local time, at the Company’s offices at 6197 Cornerstone Court E., Suite 108, San Diego, California, 92121, or any adjournments thereof, and to vote the number of shares of Company common stock the undersigned would be entitled to vote if personally present on the matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSED REINCORPORATION AND THE PROPOSED CHANGE IN CORPORATE NAME.

1.	To approve the merger of the Company with and into Telantix, Inc. effecting a reincorporation from a Nevada corporation into a Delaware corporation.

                        ☐  FOR

                        ☐  AGAINST

                        ☐  ABSTAIN

2.	To amend the Company’s Certificate of Incorporation to change the name of the Company from AER Ventures, Inc. to Telanetix, Inc.

                        ☐  FOR

                        ☐  AGAINST

                        ☐  ABSTAIN

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Signature Title:	Date

Signature Title:	Date